SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            October 17, 2001
                            ----------------
                            (Date of Report)

                      XSTREAM BEVERAGE GROUP, INC.
       ------------------------------------------------------
       (Exact Name of Registrant as Specified in its Charter)

   NEVADA                    033-30158-A                  62-1386351
---------------         ---------------------      -----------------------
(State or other         (Commission File No.)      (IRS Employer I.D. No.)
Jurisdiction)


                    805 E. Hillsboro Blvd., 2nd Floor
                        Deerfield Beach, FL 33441
                ----------------------------------------
                (Address of Principal Executive Offices)

                              (954) 725-8988
                      -----------------------------
                      Registrant's Telephone Number

                             GEYSER GROUP, LTD.
       ------------------------------------------------------------
       (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

        (a) Effective September 14, 2001, Christopher Michael Vance and Debra Vance, Water Star Bottling, Inc., Geyser Group, Ltd., AquaPure International, Inc. and Travis Miller entered into a 'Rescission and Settlement Agreement', whereby the Registrant rescinded the 'Plan of Definitive Agreement and Acquisition between The Theme Factory, Inc. and Water Star Bottling, Inc.' dated March 9, 2001. The Registrant effectively rescinded its acquisition of Water Star Bottling, Inc. (with 85% owned subsidiary Geyser Products, LLC). In connection with Mr. Ludeman's resignation, the Company cancelled the 2,000,000 shares of Common Stock issued to him. Pursuant to the Rescission, Mr. Vance returned 6,850,000 shares of common stock to the Registrant to be cancelled.

        On September 14, 2001, the Registrant completed the acquisition of 100% of Power Beverage Corp., a Florida corporation ("Power"), pursuant to a 'Definitive Agreement and Plan of Reverse Acquisition among Geyser Group, Ltd. and Power Beverage Corp.'(the "Geyser/Power Agreement".) Power Beverage Corp., a Florida corporation, ("Power") was a wholly owned subsidiary of Xstream Beverage, Inc., a Florida corporation organized in September, 2001, ("XBI") devoted to acquiring companies throughout the beverage industry. Mr. Theodore Farnsworth has acted as the Chairman of the Board and one of two directors of XBI; and, Mr. Edward Arioli, has acted as the President, Treasurer and Secretary, as well as a director of XBI. Mr. Farnsworth owns
4,500,000 shares of the 8,000,000 shares of XBI's common stock outstanding, or 56.2% of XBI; Mr. Arioli 1,000,000 shares of the 8,000,000 shares of XBI's common stock outstanding, or 12.5% of XBI.

        XBI incorporated Power, as a wholly owned subsidiary, to engage in a business combination with the Registrant, and thereafter as a publicly listed company to acquire operating private beverage companies through cash, equity and debt financing; it has had no revenues.

	The former principal stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the completion of the Agreements were: Travis G. Miller, President and director, 1,000,000 shares* or 20.8%; Billy Ross Fulkerson, 450,000 shares* or 9.4%; Dan Gotthilf, 200,000 shares or 4.1%; Gladys Bruns Miller (Jwros Tiffany J. Miller) 1,000,000 shares* or 20.8%; Tiffany J. Miller (Jwros Michelle R. Rusk), 1,500,000 shares* or 31.2%; and, Jay and Michelle R. Rusk (Jwros Tiffany J. Miller), 1,500,000 shares* or 31.2%.

	* The above listed shares are part of the shares issued to AquaPure International pursuant to a 'Definitive Agreement and Plans of Reverse Acquisition among the Registrant and AquaPure International, Inc., dated March 9, 2001 (the "AquaPure Agreement"). The parties agree to amend Section 6.13 of the AquaPure Agreement, wherein 7,000,000 shares of common stock of GEYR shall be the total amount of GEYR Common Stock issued and designated to the selling shareholders of API, and shall continue to be held as amended by Interwest Stock Transfer as escrow agent ("API Escrowed Stock"). The Registrant agrees to release the API Escrowed Stock to API's Selling Shareholders upon such time as API has satisfied Section 6.13; or to prorate the remaining shares upon remaining months left. The Registrant has agreed to amend Section 6.13 wherein in the event that API has not satisfied Section 6.13 after 30 days from the Closing date of the Geyser/Power Agreement, dated September 14, 2001, the Company shall begin to cancel 1,000,000 shares of the API Escrowed Stock every 30 days until such time as API shall have no capital stock.

        Pursuant to Section 4.2 of the Geyser/Power Agreement, PBC covenants that by March 1st, 2002 , it or its Selling Shareholders shall have received commitments from investors participating in a private or public offering of a minimum of one million dollars ($1,000,000), less selling commissions and costs. The kind of securities offered in the Private or Public Offering (whether common stock, preferred stock, debt, etc.), the number or price of said securities offered, and all other details of said Private or Public Offering are to be determined by PBC. The Private or Public Offering shall be completed in compliance with all applicable state and federal securities laws; as well as, completed an acquisition of a bottled water or beverage company.

	The Agreement was adopted, ratified and approved by the Board of Directors of the Registrant by unanimous consent on September 14, 2001.

	The source of the consideration used by the stockholder of Power to acquire its interests in the Registrant was the exchange of 100% of the outstanding common stock of Power pursuant to the Agreement. Pursuant to the Geyser/Power Agreement, the Registrant agreed to exchange 40,000,000 shares of its common stock for all of the 8,000,000 outstanding shares of common stock of Power.

	The directors and executive officers of the Registrant, T.G. Miller, B. R. Fulkerson, Daniel L. Gotthilf nominated, designated and elected, Theodore Farnsworth as Chairman of the Board of Directors, Edward Arioli as President, Secretary / Treasurer and director to serve until the next annual meeting of stockholders and their respective successors are elected and qualified or until their prior resignations or terminations; director William E. Carey remained silent. Subsequently Messrs., T.G. Miller, B. R. Fulkerson, Daniel L. Gotthilf resigned from their relative positions as Officers and Directors. Mr. Arioli was the President and director of Power Beverage Corp. Resumes of Mr. Farnsworth and Mr. Arioli are included below under the caption "Management" of Item 2.

	Upon completion and execution of the Geyser/Power Agreement, there were 48,800,000 outstanding shares of the reorganized Registrant's common stock. Taking into account a 1:40 reverse split, the total shares of Common Stock issued and outstanding of the Registrant presently are 1,220,000. The Registrant has 200,000 shares of Series A Cumulative Convertible Voting Preferred Stock owned by the current Chairman of the Board. See Item 2 for additional information.

	Copies of these Agreements, as amended, including any material exhibits and related instruments, and the Certificate of Amendment to the Articles of Incorporation of the Registrant reflecting the name change, accompany this Report, which, by this reference, are incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7.

        The Registrant intends to adopt an Employee Option Plan. To the extent available, these shares are to be registered for resale with the Securities and Exchange Commission on Form S-8. Any of the recipients who are "affiliates" of the Registrant; resales will need to be made in compliance with Rule 144.

        (b) The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's Common stock, after taking into account the completion of the Agreement and a 1:40 reverse split:


                                                                             Approximate
                                                      Amount and Nature      Percent
                                                      Of Beneficial          of
Name                                Title             Ownership              Class
-----------------------      ---------------------    -----------------      ----------

XStream Beverage, Inc.*                                    350,000                 27%


Theodore Farnsworth**        Chairman of the Board         250,000                 20%

Edward Arioli                President, Secretary          150,000                 12%
                             Treasurer and Director

Robert K. Brooks, PLC                                      126,250                 10%

All directors and executive                                400,000
Officers as a group (2)

----------------------------/

   * The following two individuals have controlling interest in Xstream Beverage, Inc. ("XBI"): Mr. Theodore Farnsworth is the Chairman of the Board and one of two directors of XBI; he owns 4,500,000 shares of the 8,000,000 shares of XBI's common stock outstanding, or 56.2% of XBI. Mr. Edward Arioli, is the President, Treasurer and Secretary, as well as a director of XBI; he owns 1,000,000 shares of the 8,000,000 shares of XBI's common stock outstanding, or 12.5% of XBI.

   **   Mr. Farnsworth holds 200,000 of Series A Cumulative
Convertible Voting Preferred Shares, par value $0.001.


Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

    (a) See Item 1. The consideration exchanged under these Agreements was negotiated at "arms length" between the directors and executive officers of the Registrant, and the Board of Directors and sole stockholder of Power. The Board of Directors of the Registrant (consisting of four directors) used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of Power; their management; and the potential benefit of the completion of the Agreement to the stockholders of the Registrant. Messrs. T.G. Miller, B. R. Fulkerson, and Daniel L. Gotthilf of the Board of Directors determined in their good faith judgment that the consideration for the exchanges was reasonable, under these circumstances; William E. Carey remained silent.

        No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in Power or Water Star prior to the completion of these Agreements.


                              Business
                              --------

The Company
-----------

	The former Geyser Group, Ltd. focused principally on the bottled spring water and bottled flavored spring water markets. Xstream Beverage Group, Inc. (the "Company") seeks to expand its presence throughout the beverage industry, including bottled spring water, bottled flavored spring water, juices, iced coffee, sports drinks, "New Age" drink beverages, and the "Energy" drink markets.

	The Company is currently in preliminary negotiations to acquire three proprietary beverage companies, and anticipates announcing an acquisition of a beverage company in the near future. The Company seeks to acquire beverage companies and cross-distribute the product lines of each of the acquired companies, as well as through their normal distribution channels.

	The Company will continue to concentrate on acquiring spring water products and assets. Consumers are increasingly turning from municipal generated tap water to bottled spring water for perceived health and safety reasons. The Company believes that its market value can increase as it acquires spring water bottlers that have their own source of spring water, and the availability of natural spring water diminishes.

	Management analysis has also shown a very large market to exist for both health and sports drinks. These products, as added to our line, may affect company revenues.

                               Management
                               ----------

    Names                            Title or Position                 Age
-------------------            ----------------------------------      ---

Theodore Farnsworth            Chairman of the Board of Directors      39

Edward Arioli                  Director and President                  61
			       Secretary and Treasurer

                                Resumes
                                -------

EDWARD ARIOLI, Director, President

Edward Arioli.  Mr. Arioli serves as President of XStream
Beverage Group, Inc., and President of XStream Beverage, Inc. Mr. Arioli was Chairman and Founder of Americorp Financial, an equipment leasing business. He sold his interest in 1996, at which time the company had sales of approximately $50 million dollars. Previously, he was Chairman and founder of Medquest Management, an equipment rental company specializing in the medical field. The Company was developed and sold to APRIA Healthcare, a New York Stock Exchange company, in 1996. In 1982, Mr. Arioli sold his company, Midstate Medical, to Foster Medical. At Foster, he served as Vice President of Business Development and Director of Sales. By 1984, Foster, a NASDAQ listed company, had grown to have sales of approximately $100 million dollars. In 1984, Avon Corporation purchased Foster Medical, wherein Mr. Arioli served as Vice President of Business Development and Sales. Within 24 months, Mr. Arioli assisted Avon Corporation in acquiring or commonly called " rolling-up" over 110 companies, and increased the Avon Medical division's revenue from $100 million to $250 million.


THEODORE FARNSWORTH, Chairman

	Theodore Farnsworth. Mr. Farnsworth serves as Chairman of XStream Beverage Group, Inc. Mr. Farnsworth is currently the Chairman of Farmbid. Com, an agricultural Internet portal site. At the time, Mr. Farnsworth was a guest speaker at numerous Business-to-Business
(B2B) online seminars, and discussed in major media publications such as the Wall Street Journal, Forbes and Business Week. Mr. Farnsworth was president of Fontal Restaurant Group, Inc., parent of Burrito Grill Restaurant, whose sole store was sold to a private investor. In 1995, Mr. Farnsworth founded Psychic Discovery Network (PDN), the foundation for the LaToya Jackson Network. Within two years, PDN became one of the largest pay-per-call firms in the nation. In 1994, Mr. Farnsworth founded Cannon Marketing Group, Inc., a direct marketing company that grew into the second largest fulfillment house in the industry. Cannon Marketing was the parent for multiple interactive ventures with the most widely known service being the "900 Psychic Hot Line." Previously, Mr. Farnsworth was President of Interactive Media Advertising, an advertising agency for placement of TV and Print Ad campaigns, national public relations and communications. IMA was the infrastructure for the "900 Psychic Hot Line."

Anthony Gomez, Consultant and member of Advisory board

	Anthony Gomez. Mr. Gomez was senior marketing executive with Fortune 100 companies, including Tropicana, Gatorade, Quaker Oats, and IBM. In 1993 Mr. Gomez was Director of Marketing of Seagram's Company/Tropicana Products, Inc. He was responsible for a $1.6 billion dollar brand portfolio consisting of Dole 100% Juices, Twister beverages, Tropicana Season's Best Orange Juices, Frozen Juices, and Single Serve Products. In 1990, Mr. Gomez was employed by Quaker Oats/Gatorade where he served as Brand Manager for Gatorade Sports Drinks. He was responsible for development of annual marketing plans which led to annual business growth rate of +25%; and professional sports marketing and promotions leveraging major sports properties, including NFL,NBA,MLB,NHL and Michael Jordan.

                              Facilities
                              ----------

	The Company currently leases administration office space for the general manager, sanitation and shipping personnel, as described below.


                         Administration Offices
                         ----------------------

	The Company's facilities have been located at 805 E. Hillsboro Blvd., 2nd Floor, Deerfield Beach, FL 33441 since August 2001. The current lease expires in December, 2001, and rent is on a month-to-month basis, at a rate of $1,560 per month. Management anticipates negotiations will result in a new three to five year lease of these facilities consisting of approximately 2,000 square feet, at approximately the same monthly rental. This space is primarily dedicated to personal work areas, but includes space for reception, storage and shipping point-of-sale materials to distributors. Approximately 50% of the space will be utilized by the Registrant for administration and investor relations. Four persons are currently employed at this location.


Item 5.   Other Events.
          -------------

	Effective September, 2001, the name of the Registrant was changed to "Xstream Beverage Group, Inc." A copy of the Certificate of Amendment to the Registrant's Articles of Incorporation is attached hereto and incorporated herein. See Item 7.

	Effective October 16, 2001 the Company effected a 1:40 reverse split of the 48,800,000 shares of Common Stock outstanding, or 1,220,000 post-reverse split shares of Common Stock outstanding.


Item 6.   Resignations of Directors and Executive Officers.
          -------------------------------------------------

	On September 5, 2001, Mr. C. Michael Vance, former President, resigned as President, officer and director of the Registrant, and notified the Registrant of his intent to rescind the TMFT-WSB Agreement. On September 5, 2001, Mr. Jerry Ludeman, former Chief Executive Officer, resigned as Chief Executive Officer and director of the Registrant.

	As a result of the completion of the Geyser/Power Agreement, T.G. Miller, B. R. Fulkerson, Daniel L. Gotthilf and Joseph D.
O'Shaughnessy, Jr., officers and directors of the Registrant, resigned. Prior to their resignation, the Board of Directors nominated and appointed Edward Arioli a director, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignations or terminations. See Item 1(a).

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

(a) Financial Statements of Businesses Acquired. Financial statements of Power Beverage Corp, will be filed as soon as available or on or before November 28, 2001.

(b) Pro Forma Financial Information. Pro forma financial statements, taking into account these Agreements and the acquisition of Power
Beverage Corp. will be filed as soon as available or on or before November 28, 2001.

(c)  Exhibits.

                                                      Exhibit
Description of Exhibit*                               Number
-----------------------                               -------

Rescission And Settlement Agreement                     2.1

Definitive Agreement and Plan of                        2.2
Reverse Acquisition among Geyser
Group, Ltd. and Power Beverage Corp.

Certificate of Amendment to the Articles                2.3
of Incorporation of Geyser Group, Ltd.



                              SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    XSTREAM BEVERAGE GROUP, INC.

Date: 10/17/01                      By:/s/Edward Arioli
      --------                         -----------------------------
                                       Edward Arioli
                                       President and Director